EXHIBIT 10.2

                               ARTICLES OF MERGER
                                       OF
                           INVESTRA ENTERPRISES, INC.
                             (A FLORIDA CORPORATION)
                                      INTO
                          PATHOBIOTEK DIAGNOSTICS, INC.
                              (A TEXAS CORPORATION)

     The Undersigned, being, and the President of Pathobiotek Diagnostics, Inc. a Texas corporation, hereby certify as follows:

     1. A merger has been approved by the boards of directors of Investra Enterprises, Inc. a Florida corporation, the wholly owned subsidiary and Pathobiotek Diagnostics, Inc. a Texas corporation, the Parent by resolution dated March 6, 2000, a copy of which is attached hereto.
     2. Pathobiotek Diagnostics, Inc. is the Parent and Investra Enterprises, Inc. is the wholly owned subsidiary,
     3. No vote of Shareholders is necessary because 100% of the outstanding shares of Investra Enterprises, Inc. consisting of 672,000 common shares are owned by Pathobiotek Diagnostics, Inc. and

          a) The corporation, Pathobiotek Diagnostics, Inc. is the sole survivor and the name of the corporation will be Pathobiotek Diagnostics, Inc.
          b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger
          c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.
          d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.
          e) The number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.
          f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

     4) The merger shall be effective on March 6, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Texas.

Pathobiotek Diagnostics, Inc.

by:  /s/ [Signature Unreadable]
     --------------------------
     President - CEO


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